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                                                                  EXHIBIT (z)(2)


Brian E. Binder                     Managing Director and Chief Administrative          Oakbrook Terrace, IL
                                    Officer
Richard F. Brereton                 Managing Director                                   New York, NY
Kenneth Castiglia                   Chief Financial Officer and Treasurer               New York, NY
Stefanie Chang Yu                   Assistant Secretary; Vice President and
                                    Secretary of the Funds                              New York, NY
Amy Doberman                        Managing Director and Secretary; Vice President
                                    of the Funds                                        New York, NY
Jerry Miller                        Managing Director, Chief Executive Officer          New York, NY
                                    and President
Elizabeth M. Brown                  Managing Director                                   Houston, TX
Gary R. DeMoss                      Managing Director                                   Oakbrook Terrace, IL
David Linton                        Managing Director                                   Weston, CT
Edward C. Wood, III                 Managing Director and Chief Operating Officer       Oakbrook Terrace, IL
Douglas Mangini                     Managing Director                                   New York, NY
Paul Martin                         Managing Director                                   New York, NY
Steven M. Massoni                   Managing Director                                   Oakbrook Terrace, IL
Mark R. McClure                     Managing Director                                   Oakbrook Terrace, IL
Carsten Otto                        Managing Director                                   New York, NY
Louis Palladino                     Managing Director                                   New York, NY
Walter E. Rein                      Managing Director and Chief Financial Officer       Oakbrook Terrace, IL
James J. Ryan                       Managing Director                                   Oakbrook Terrace, IL
Andrew J. Scherer                   Managing Director                                   Oakbrook Terrace, IL
Michael S. Spangler                 Managing Director                                   New York, NY
Timothy Sweeney                     Managing Director                                   West Conshohocken, NJ
Terry L. Swenson                    Managing Director                                   Amery, WI
Elizabeth Vale                      Managing Director                                   West Conshohocken, NJ
Robert S. West                      Managing Director                                   Oakbrook Terrace, IL
Laurence J. Althoff                 Executive Director                                  Oakbrook Terrace, IL
George Steven Amidon                Executive Director                                  Oakbrook Terrace, IL
Matthew T. Baker                    Executive Director                                  Oakbrook Terrace, IL
Joseph C. Benedetti                 Executive Director                                  New York, NY
Patricia A. Bettlach                Executive Director                                  Chesterfield, MO
Michael P. Boos                     Executive Director                                  Oakbrook Terrace, IL
Curtis W. Bradshaw                  Executive Director                                  Oakbrook Terrace, IL
John T. Browning                    Executive Director                                  Oakbrook Terrace, IL
Daniel Burton                       Executive Director                                  New York, NY
Juanita E. Buss                     Executive Director                                  Kennesaw, GA
Richard J. Charlino                 Executive Director                                  Jersey City, NJ
Brent Alan Cooper                   Executive Director                                  Oakbrook Terrace, IL
Joseph D'Auria                      Executive Director                                  New York, NY
                                    Financial and Operations Principal
Craig S. Falduto                    Executive Director                                  Oakbrook Terrace, IL
Gina Germane                        Executive Director and Chief Anti-Money             New York, NY
                                    Laundering Officer
Richard G. Golod                    Executive Director                                  Jersey City, NJ
Gregory Heffington                  Executive Director                                  Ft. Collins, CO
Richard Ralph Hoffman               Executive Director                                  Jersey City, NJ
Michelle H. Huber                   Executive Director                                  Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                                  Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                  Oakbrook Terrace, IL
Greg S. Jenkins                     Executive Director                                  Oakbrook Terrace, IL
Louis Gregory Kafkes                Executive Director                                  Oakbrook Terrace, IL
Robert Daniel Kendall               Executive Director                                  Oakbrook Terrace, IL
Margaret McDermott                  Executive Director                                  West Conshohocken, PA
Maura A. McGrath                    Executive Director                                  Jersey City, NJ
Lou Anne McInnis                    Executive Director                                  New York, NY
John T. Moser                       Executive Director                                  Oakbrook Terrace, IL
Lance O'Brien Murphy                Executive Director                                  Dallas, TX
Robert F. Murphy                    Executive Director                                  Oakbrook Terrace, IL
Joseph Pollaro                      Executive Director                                  Jersey City, NJ
Thomas Quirk                        Executive Director                                  New York, NY
Thomas C. Rowley                    Executive Director                                  Oakbrook Terrace, IL
David T. Saylor                     Executive Director                                  Oakbrook Terrace, IL
Maura Scherer                       Executive Director                                  Oakbrook Terrace, IL
James D. Stevens                    Executive Director                                  North Andover, MA
John Tierney                        Executive Director                                  Oakbrook Terrace, IL
Michael James Tobin                 Executive Director                                  Oakbrook Terrace, IL
Thomas Buckley Tyson                Executive Director                                  Oakbrook Terrace, IL
Brett Van Bortel                    Executive Director                                  Oakbrook Terrace, IL
John M. Walsh                       Executive Director                                  Oakbrook Terrace, IL
Barbara Anne Marie Withers          Executive Director                                  Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                                  Oakbrook Terrace, IL

Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Carol S. Biegel                     Vice President                                    Naperville, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
Michael Winston Brown               Vice President                                    Colleyville, TX
Loren Burket                        Vice President                                    Plymouth, MN
Thomas Brady Cannon                 Vice President                                    West Conshohocken, PA
Christina Carroll                   Vice President;
                                    Chief Compliance Officer                          New York, NY
Lynn Chadderton                     Vice President                                    Valrico, FL
Michael Colston                     Vice President                                    Louisville, KY
Jack Crain                          Vice President                                    Oakbrook Terrace, IL
Michael A. Dearth                   Vice President                                    Oakbrook Terrace, IL
Kenneth A. De Marco                 Vice President                                    Oakbrook Terrace, IL
Marc DeFilippo                      Vice President                                    Oakbrook Terrace, IL
Robert Doak                         Vice President                                    Oakbrook Terrace, IL
Paula Christie Doroff               Vice President                                    Oakbrook Terrace, IL
Lisa Doyle                          Vice President;                                   Houston, TX
                                    Compliance Officer
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
Michael G. Effron                   Vice President                                    Oakbrook Terrace, IL
Patricia Ernst                      Vice President                                    Oakbrook Terrace, IL
Tara Farrelly                       Vice President                                    New York, NY
Christopher E. Fitzgerald           Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Evan Gordon                         Vice President;                                   New York, NY
                                    Chief Compliance Officer
Walter C. Gray                      Vice President                                    Houston, TX
John C. Haase, Jr.                  Vice President                                    New York, NY
Hunter Handley                      Vice President                                    Oakbrook Terrace, IL
Brian Hartigan                      Vice President                                    Oakbrook Terrace, IL
Francis Martin Hawkins              Vice President                                    Oakbrook Terrace, IL
Michael D. Hibsch                   Vice President                                    Nashville, TN
Matthew T. Hilding                  Vice President                                    Houston, TX
Conner D. Hogan                     Vice President                                    Oakbrook Terrace, IL
Kevin P. Holleron                   Vice President                                    Oakbrook Terrace, IL
Eric J. Hyde                        Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Keraya S. Jefferson                 Vice President;                                   Jersey City, NJ
                                    Compliance Officer
Brian D. Jessen                     Vice President                                    Oakbrook Terrace, IL
Nancy Johannsen                     Vice President                                    Oakbrook Terrace, IL
Laurie L. Jones                     Vice President                                    Houston, TX
Michael E. Jones                    Vice President                                    Oakbrook Terrace, IL
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Daniel W. Krause                    Vice President                                    Oakbrook Terrace, IL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Gary W. Lackey                      Vice President                                    Houston, TX
Michael Langhoff                    Vice President                                    Oakbrook Terrace, IL
Albert K. Lazaro                    Vice President                                    Oakbrook Terrace, IL
Tony E. Leal                        Vice President                                    Houston, TX

Michelle Lea Lewis                  Vice President                                Oakbrook Terrace, IL
Mark Stephen Lie                    Vice President                                Oakbrook Terrace, IL
Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Tim O'Neal Lorah                    Vice President                                New York, NY
Richard M. Lundgren                 Vice President                                River Forest, IL
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Michael J. Magee                    Vice President                                Oakbrook Terrace, IL
Christa Mangiello                   Vice President                                Oakbrook Terrace, IL
Anthony S. Manzanares               Vice President                                Oakbrook Terrace, IL
Eric J. Marmoll                     Vice President                                Oakbrook Terrace, IL
Brian Maute                         Vice President                                Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                                San Francisco, CA
Peter George Mislios                Vice President                                Oakbrook Terrace, IL
Elisa R. Mitchell                   Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Sterling Tyler Moore                Vice President                                San Francisco, CA
Grant R. Myers                      Vice President                                Houston, TX
Richard A. Myers                    Vice President                                Oakbrook Terrace, IL
Elizabeth A. Nelson                 Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Ryne Atsushi Nishimi                Vice President                                Coto de Caza, CA
Brian O'Connell                     Vice President                                Oakbrook Terrace, IL
James A. O'Brien                    Vice President                                Oakbrook Terrace, IL
Jason Eric Ogden                    Vice President                                Oakbrook Terrace, IL
Timothy Jay Ott                     Vice President                                Highland, VA
Jeffrey M. Pegorsch                 Vice President                                Oakbrook Terrace, IL
Paul R. Peterson                    Vice President                                Oakbrook Terrace, IL
Megan Piscitello                    Vice President                                Oakbrook Terrace, IL
Jennifer Lynn Pucci                 Vice President                                Oakbrook Terrace, IL
John M. Radzinski                   Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Jason F. Ruimerman                  Vice President                                Salem, MA
Thomas J. Sauerborn                 Vice President                                Jersey City, NJ
Tonya Hammet Sax                    Vice President                                Oakbrook Terrace, IL
Lisa Schultz                        Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Orlando, FL
Laurel Shipes                       Vice President                                Duluth, GA
Frank Skubic                        Vice President                                San Francisco, CA
Heather Smith                       Vice President                                Richmond, VA
Christopher J. Staniforth           Vice President                                Leawood, KS
Timothy Paul Sweeney                Vice President                                Oakbrook Terrace, IL
Brian S. Terwilliger                Vice President                                Oakbrook Terrace, IL
Joseph L. Thomas                    Vice President                                San Diego, CA
Eric B. Towell                      Vice President                                Oakbrook Terrace, IL
Hugh C. Triplett                    Vice President                                Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Jeannette L. Underwood              Vice President                                Oakbrook Terrace, IL
Christopher Walsh                   Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Liberty Township, OH
Perri P. Williams                   Vice President                                Houston, TX
Ronald Wayne Wilson                 Vice President                                Oakbrook Terrace, IL
Judy W. Wooley                      Vice President                                Houston, TX
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Chandler, AZ
Kenneth Paul Zaugh                  Vice President                                Oakbrook Terrace, IL
William Edward Zorovich             Vice President                                Oakbrook Terrace, IL



Mary Mullin                         Assistant Secretary;
                                    Assistant Secretary of the Funds              New York, NY
Leticia George                      Officer                                       Houston, TX
Jerry Miller                        Director                                      New York, NY
Edward C. Wood, III                 Director                                      Oakbrook Terrace, IL